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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his capacity as an officer of Channell Commercial Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  •
  The Annual Report of the Company on Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  •
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 4, 2004

/s/ WILLIAM H. CHANNELL, JR. Name: William H. Channell, Jr. Title: President and Chief Executive Officer
/s/ THOMAS LIGUORI Name: Thomas Liguori Title: Chief Financial Officer

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  Exhibit 32.1